SECURITIES AND EXCHANGE COMMISSION


                           Washington, D. C. 20549


                                  FORM  8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) February 22, 1995
                                                     -----------------


                           20th Century Industries
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
    ----------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


               0-6964                             95-1935264
    ----------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


         6301 Owensmouth Avenue, Suite 700, Woodland Hills, CA  91367
    ----------------------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code ( 818 )  704 - 3700
    ----------------------------------------------------------------------


       (Former name or address, if changed since last report)     NONE
    ----------------------------------------------------------------------

    Item 5     Other Events

       On February 22, 1995, the Registrant issued the attached News Release announcing the retirement of Neil H. Ashley as chief executive officer, and the appointment of William L. Mellick to that post.

       The Company further announced that Neil H. Ashley and Rex J. Bates will not stand for re-election at the annual meeting of shareholders ( now set for May 25, 1995 rather than May 23, 1995 ) and that Mr. Mellick will stand for election as a director, in place of Mr. Ashley.



                           SIGNATURES
                           ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   20TH CENTURY INDUSTRIES



Date:  February  27,  1995         John R. Bollington
                                   ________________________________
                                   Secretary, Senior Vice President
                                   and General Counsel

     20th Century Industries


- --------------------------------------------------------------------------------
     NEWS
- --------------------------------------------------------------------------------

                                   Contact:  Jeanne Ouellette or
                                             Rob Williams at 213/629-4974

                                             Company contact: Rick Dinon
                                             or Ric Hill at 818/704-3595

FOR IMMEDIATE RELEASE                              February 22, 1995
- ---------------------

            20TH CENTURY ANNOUNCES CEO APPOINTMENT AND
            ------------------------------------------
                  CHANGES TO THE COMPANY'S BOARD
                  ------------------------------

(WOODLAND HILLS, CA) -- John B. De Nault, chairman of the board of directors of 20th Century Industries today announced the retirement of Neil H. Ashley, chief executive officer, on March 1, 1995 and the appointment of William L. Mellick to the post.

Mellick,   president   and   chief   operating   officer,  will  continue  those
responsibilities as chief executive officer.

De Nault further announced that Mellick will stand for election to the company's board at the annual meeting of shareholders May 23, 1995. He said Ashley will not stand for re-election nor will Rex J. Bates. The company's nominations for directors will total eleven, including Mellick, consistent with the terms of an investment agreement approved by shareholders on December 15, 1994.

Bates was appointed to 20th Century's board in 1991 following his retirement from State Farm Mutual Automobile Insurance Company where he served as vice chairman and financial vice president. He is vice chairman of the 20th Century board.

Ashley was named chief executive officer in 1993. He served as president and chief operating officer of 20th Century from 1986 to 1989. Ashley is a member of the legal firm of Slutes, Sakrison, Even, Grant and Pelander in Tucson, Arizona.

Mellick was appointed president in 1994 after serving as executive vice president and chief operating officer. He joined the company in 1979 as vice president of operations.


                                  - more -




               6301 Owensmouth Avenue | Woodland Hills, CA 91367

20TH CENTURY INDUSTRIES
Add One


20th Century Industries is a publicly-held company traded on the New York Stock Exchange under the trading symbol TW. Wholly-owned subsidiaries are 20th Century Insurance Company, which markets automobile and excess liability insurance, and 21st Century Casualty Company, which markets automobile insurance.

Both insurance subsidiaries sell directly to consumers without agents. 20th Century Industries and subsidiaries' offices are located at 6301 Owensmouth Avenue, Woodland Hills, CA 91367; 818-704-3514.



                                   #  #   #